UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 15, 2025

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Tender Offers and Consent Solicitations

On August 15, 2025, Rocket Companies, Inc. (the “Company” or “Rocket”), issued a press release announcing the early tender results of the Company’s previously announced tender offers and consent solicitations (collectively, the “Tender Offers and Consent Solicitations”) for the (i) $650.0 million aggregate principal amount of outstanding 5.125% Senior Notes due 2030 (the “2030 Notes”) and (ii) $600.0 million aggregate principal amount of outstanding 5.750% Senior Notes due 2031 (the “2031 Notes” and, together with the 2030 Notes, the “Tender Offer Notes”) of Nationstar Mortgage Holdings Inc.’s (“Nationstar”), a subsidiary of Mr. Cooper Group Inc. (“Mr. Cooper”). The Tender Offers and Consent Solicitations are being conducted in connection with the Company’s pending acquisition of Mr. Cooper (the “Mr. Cooper Acquisition”).

The Company announced that $574,125,000 in aggregate principal amount of the 2030 Notes, equal to 88.33% of the outstanding amounts of such notes, and $534,765,000 in aggregate principal amount of the 2031 Notes, equal to 89.13% of the outstanding amounts of such notes, were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on August 15, 2025 (the “Early Tender Deadline”). Subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated August 4, 2025 (the “Offer to Purchase”), Tender Offer Notes validly tendered (and not validly withdrawn) prior to the Early Tender Deadline will be accepted for repurchase at a price of $1,012.50 per $1,000 of principal amount of the Tender Offer Notes, plus accrued and unpaid interest from the last interest payment date on such purchased Tender Offer Notes up to, but not including, the Settlement Date, as such term is defined in the Offer to Purchase.

Because the Company received consents in respect of a majority of the aggregate principal amount of each series of outstanding Tender Offer Notes (the “Requisite Consents”), Nationstar and Computershare Trust Company, N.A., as trustee (the “Trustee”), executed and delivered a second supplemental indenture to the 2030 Notes Indenture (the “2030 Supplemental Indenture”) and a second supplemental indenture to the 2031 Notes Indenture (the “2031 Supplemental Indenture” and, together with the 2030 Supplemental Indenture, the “Tender Offer Supplemental Indentures”), (i) eliminating the requirement to make a “Change of Control” offer for the related Tender Offer Notes following the consummation of the Mr. Cooper Acquisition and future transactions, (ii) eliminating substantially all of the restrictive covenants in the applicable Indenture and the Tender Offer Notes, (iii) eliminating certain conditions to legal defeasance or covenant defeasance in the applicable Indenture and the Tender Offer Notes and (iv) eliminating all events of default other than events of default relating to the failure to pay principal of and interest on the Tender Offer Notes (collectively, the “Proposed Amendments”). Each Tender Offer Supplemental Indenture became effective upon execution, but provides that the applicable Proposed Amendments will not become operative until the Company accepts for purchase the Tender Offer Notes satisfying the Requisite Consents in the Tender Offers and Consent Solicitations.

The Tender Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on September 2, 2025, unless extended or earlier terminated by the Company (the “Expiration Date”). The Company anticipates extending the Expiration Date until such time that the Mr. Cooper Acquisition may be consummated substantially concurrently with the Settlement Date.

A copy of the press release announcing the early tender results of the Tender Offers and Consent Solicitations is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Exchange Offers and Consent Solicitations

Concurrently with the Tender Offers and Consent Solicitations, the Company also issued a press release announcing the early results as of 5:00 p.m., New York City time, on August 15, 2025 (the “Early Tender Date”), of the previously announced exchange offers for the (i) $750.0 million aggregate principal amount of outstanding 6.500% Senior Notes due 2029 (the “2029 Notes”) and (ii) $1.0 billion aggregate principal amount of outstanding 7.125% Senior Notes due 2032 (the “2032 Notes”, together with the 2029 Notes, the “Exchange Offer Notes” and, the Exchange Offer Notes and the Tender Offer Notes, collectively the “Notes”) of Nationstar for up to $1.75 billion aggregate principal amount of new senior notes issued by the Company (the “New Rocket Notes”), and solicitations of consents to make substantially the same amendments as the Proposed Amendments to the Indentures governing the 2029 Notes and 2032 Notes, as applicable (collectively, the “Exchange Offers and Consent Solicitations”).

The Company announced that $738,342,000 in aggregate principal amount of the 2029 Notes, equal to 98.45% of the outstanding amount of such notes, and $954,213,000 in aggregate principal amount of the 2032 Notes, equal to 95.42% of the outstanding amount of such notes, were validly tendered (and not validly withdrawn) for exchange prior to the Early Tender Date. Subject to the terms and conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated August 4, 2025 (the “Offering Memorandum”), each $1,000 principal amount of Exchange Offer Notes (i) validly tendered (and not validly withdrawn) prior to the Early Tender Date and (ii) beneficially owned by eligible holders at the Expiration Date will be accepted for exchange at a rate equal to $1,000 principal amount of the applicable series of the New Rocket Notes, plus a payment in cash of $2.50 per such principal amount of such Exchange Offer Notes for any related consents validly delivered (and not validly revoked) prior to the Early Tender Date. The New Rocket Notes will accrue interest from (and including) the most recent date on which interest has been paid on the corresponding series of Exchange Offer Notes accepted in the Exchange Offers and Consent Solicitations.

Because the Company received consents in respect of a majority of the aggregate principal amount of each series of outstanding Exchange Offer Notes (the “Majority Noteholder Consents”), Nationstar and the Trustee executed and delivered a supplemental indenture to the 2029 Mr. Cooper Notes Indenture (the “2029 Supplemental Indenture”) and a supplemental indenture to the 2032 Mr. Cooper Notes Indenture (the “2032 Supplemental Indenture” and, together with the 2029 Supplemental Indenture, the “Exchange Offer Supplemental Indentures”), effectuating the Proposed Amendments, as applicable. Each Exchange Offer Supplemental Indenture became effective upon execution, but provides that the applicable Proposed Amendments will not become operative until the Company accepts for exchange the Exchange Offer Notes validly tendered (and not validly withdrawn) in the Exchange Offers and Consent Solicitations.

The Exchange Offers and Consent Solicitations will expire on the Expiration Date. The Company anticipates extending the Expiration Date until such time that the Mr. Cooper Acquisition may be consummated substantially concurrently with the Settlement Date, as such term is defined in the Offering Memorandum.

A copy of the press releases announcing the early tender results of the Exchange Offers and Consent Solicitations is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

The terms and conditions of the Tender Offers and Consent Solicitations are described in the Company’s Offer to Purchase. The terms and conditions of the Exchange Offers and Consent Solicitations are described in the Offering Memorandum. The consummation of the Tender Offers and Consent Solicitations and the Exchange Offers and Consent Solicitations for the Notes of any series are subject to, and conditioned upon, the satisfaction or waiver of certain conditions described in the Offer to Purchase and the Offering Memorandum, including, among other things, the substantially concurrent consummation of the Mr. Cooper Acquisition on terms and conditions set forth in the Agreement and Plan of Merger, dated as of March 31, 2025 (as it may be amended from time to time, the “Merger Agreement”), by and among the Company, Maverick Merger Sub, Inc., Maverick Merger Sub 2, LLC, and Mr. Cooper.

This Current Report on Form 8-K does not constitute an offer to purchase nor a solicitation of an offer to sell any Notes under the Tender Offers and Consent Solicitations or the Exchange Offers and Consent Solicitations. The Tender Offers and Consent Solicitations and the Exchange Offers and Consent Solicitations are only being made pursuant to the Offer to Purchase and the Offering Memorandum. The Tender Offers and Consent Solicitations and the Exchange Offers and Consent Solicitations are not being made to holders of Notes in any state or jurisdiction in which the making or acceptance thereof would be unlawful under the securities laws of any such jurisdiction.

Capitalized terms in this Item 8.01 not defined herein have the meanings attributed to them in the Offer to Purchase or the Offering Memorandum, as applicable.

Forward Looking Statements

This communication contains statements herein regarding the proposed transaction between Rocket and Mr. Cooper. Future financial and operating results; benefits and synergies of the transaction; future opportunities for the combined company; the conversion of equity interests contemplated by the Merger Agreement; the issuance of common stock of Rocket contemplated by the Merger Agreement; the expected timing of the closing of the proposed transaction; the ability of the parties to complete the proposed transaction considering the various closing conditions and any other statements about future expectations that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things, (i) the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Rocket’s and Mr. Cooper’s businesses and the price of their respective securities; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction, including stockholder approval by Mr. Cooper’s stockholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the effect of the announcement, pendency or completion of the proposed transaction on each of Rocket’s or Mr. Cooper’s ability to attract, motivate, retain and hire key personnel and maintain relationships with others with whom Rocket or Mr. Cooper does business, or on Rocket’s or Mr. Cooper’s operating results and business generally; (iv) that the proposed transaction may divert management’s attention from each of Rocket’s and Mr. Cooper’s ongoing business operations; (v) the risk of any legal proceedings related to the proposed transaction or otherwise, including the risk of stockholder litigation in connection with the proposed transaction, or the impact of the proposed transaction thereupon, including resulting expense or delay; (vi) that Rocket or Mr. Cooper may be adversely affected by other economic, business and/or competitive factors; (vii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require payment of a termination fee; (viii) the risk that restrictions during the pendency of the proposed transaction may impact Rocket’s or Mr. Cooper’s ability to pursue certain business opportunities or strategic transactions; (ix) the anticipated tax treatment of the proposed transaction may not be obtained, risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (x) the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; (xi) the impact of legislative, regulatory, economic, competitive and technological changes; (xii) risks relating to the value of Rocket securities to be issued in the proposed transaction; (xiii) the risk that integration of the Rocket and Mr. Cooper businesses post-closing may not occur as anticipated or the combined company may not be able to achieve the anticipated synergies expected from the proposed transaction, and the costs associated with such integration; and (xiv) the effect of the announcement, pendency or completion of the proposed transaction on the market price of the common stock of each of Rocket and Mr. Cooper.

These risks, as well as other risks related to the proposed transaction, are more fully described in a registration statement on Form S-4/A (the “Registration Statement”) filed by Rocket with the Securities and Exchange Commission (the “SEC”) on July 25, 2025 in connection with the proposed transaction. While the list of factors presented here and the list of factors presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each company’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K and Form 10-K/A, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated August 15, 2025, announcing the early tender results of the Tender Offers and Consent Solicitations

99.2	Press release, dated August 15, 2025, announcing the early tender results of the Exchange Offers and Consent Solicitations

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer